                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           MTI Technology Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

   (5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

         -----------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                                   [MTI LOGO]
                           MTI TECHNOLOGY CORPORATION
                            4905 EAST LA PALMA AVENUE
                            ANAHEIM, CALIFORNIA 92807

                                                                   June 11, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of MTI Technology Corporation, to be held on Wednesday, July 11, 2001, at the Company's offices, 4905 East La Palma Avenue, Anaheim, California 92807, beginning at 10:00 a.m. local time.

     The business to be conducted at the meeting includes the election of two directors, ratification of the selection of independent auditors, approval of the 2001 Stock Incentive Plan, approval of the 2001 Non-Employee Director Option Program, approval of the 2001 Employee Stock Purchase Plan and consideration of any other matters that may properly come before the meeting and any adjournment thereof.

     It is important that your shares be represented, so, even if you presently plan to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

                                                Sincerely,

                                                /s/ THOMAS P. RAIMONDI, JR.
                                                --------------------------------
                                                    Thomas P. Raimondi, Jr.
                                                    Vice Chairman, President and
                                                    Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 11, 2001.

     The Annual Meeting of Stockholders of MTI Technology Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices, 4905 East La Palma Avenue, Anaheim, California 92807, on Wednesday, July 11, 2001 at 10:00 a.m., local time, for the following purposes:

          (1) To elect two members of the Board of Directors each to serve for a term of 3 years or until his successor is elected and qualified;

          (2) To consider and act upon the ratification of the selection of KPMG LLP as the Company's independent auditors for fiscal year 2002;

          (3)  To approve the 2001 Stock Incentive Plan;

          (4)  To approve the 2001 Non-Employee Director Option Program;

          (5)  To approve the 2001 Employee Stock Purchase Plan; and

          (6) To transact any such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A copy of the Company's Annual Report for the fiscal year ended April 7, 2001, containing consolidated financial statements, is included with this mailing.

     The Board of Directors has fixed the close of business on May 16, 2001 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, 4905 East La Palma Avenue, Anaheim, California 92807 for a period of ten days prior to the Annual Meeting. The officers and directors of the Company cordially invite you to attend the Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/ PAUL W. EMERY, II
                                           -------------------------------------
                                               Paul W. Emery, II
                                               Chief Operating Officer and
                                               Secretary
Anaheim, California
June 11, 2001
--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MTI Technology Corporation ("MTI" or the "Company") for use at the Company's Annual Meeting of Stockholders to be held on Wednesday, July 11, 2001 (the "Annual Meeting"), at 10:00 a.m., local time, at the Company's offices, 4905 East La Palma Avenue, Anaheim, California 92807 and at any adjournment thereof. This Proxy Statement and the accompanying proxy are being sent to stockholders entitled to vote at the Annual Meeting on or about June 11, 2001.

THE PROXY

     The persons named as proxyholders, Thomas P. Raimondi, Jr. and Paul W. Emery, II were selected by the Board of Directors of the Company. Mr. Raimondi is a director and an executive officer of the Company and Mr. Emery is an executive officer of the Company.

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the Common Stock of the Company represented by the proxy will be voted for the election of the directors named in the Proxy Statement, for the ratification of the selection of KPMG LLP as the Company's independent auditors for the 2002 fiscal year, for the approval of the 2001 Stock Incentive Plan, for approval of the 2001 Non-Employee Director Option Program, for the approval of the 2001 Employee Stock Purchase Plan, and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxyholders. The Company does not presently know of any other such business. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

VOTING AT THE ANNUAL MEETING

     The only issued and outstanding voting securities of the Company are its shares of Common Stock, $.001 par value (the "Common Stock"), of which 32,436,108 shares were outstanding at the close of business on May 16, 2001. Only holders of record at the close of business on May 16, 2001 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Except as described below, the holders of the Common Stock of the Company are entitled to one vote per share on each matter submitted to a vote of the stockholders. The Company's Bylaws do not provide for cumulative voting by stockholders.

     The holders of a majority of the Company's outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), the Company believes that abstentions should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. With respect to broker nominee votes, the Delaware Supreme Court has held that broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Broker "non-votes" are included in determining the number of shares voted on for the proposal to ratify the selection of KPMG LLP as the Company's independent auditors and will have the same effect as a vote against such proposal. However, broker non-votes will not be counted for the other proposals submitted to stockholders. Directors are elected by a plurality of the votes of the shares of Common Stock represented and voted at the meeting and abstentions and broker non-votes will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the shares of Common Stock represented and voted at the meeting is required for approval of Proposal Two, Proposal Three, Proposal Four and Proposal Five.

SOLICITATION

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners. The Company may engage Georgeson and Company, Inc. to supplement the Company's solicitation efforts, and the Company will pay the customary fee.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     At the Annual Meeting, two individuals will be elected as directors for three year terms and until his successor is elected. The Board of Directors has nominated Raymond J. Noorda and Ralph J. Yarro III for election at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

     The proxies given to the proxyholders will be voted or not voted as directed thereon, and if no direction is given, will be voted FOR approval of the nominees. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if the nominees should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other persons to the office of director as the Board of Directors may recommend in the place of such nominees.

NOMINEES FOR DIRECTOR

     The following table sets forth the names, ages and positions of all directors and the nominees as of May 11, 2001. A summary of the background and experience of each of these individuals is set forth after the table. Information regarding MTI's executive officers is set forth in Part I of its Annual Report on Form 10-K under the heading "Executive Officers of the Registrant."

                                    DIRECTORS

NAME                   AGE              POSITION(S)                  COMMITTEE(S)
----                   ---              -----------                  ------------


Raymond J. Noorda.....  77    Chairman of the Board of Directors   Audit and Compensation

Franz L. Cristiani....  60    Director                             Audit

Val Kreidel...........  46    Director                             Audit and Compensation

Thomas P. Raimondi, Jr. 44    Vice Chairman of the Board of        Nominating
                              Directors, President and Chief
                              Executive Officer and Director

John Repp.............  62    Director                             Audit and Compensation

Al Melrose............  75    Director                             Audit and Nominating

Ralph J. Yarro III....  37    Director                             Compensation and
                                                                   Nominating

     MTI's Bylaws provide for the Board of Directors to be divided into three classes, with each class to be as nearly equal in number of directors as possible. At each annual meeting of stockholders, the successors to the class of directors whose term expires at that time are elected to hold office for a term of three years until their respective successors are elected and qualified, so that the term of one class of directors expires at each such annual meeting. The terms of office expire as follows: Mr. Repp, 2003; Mr. Melrose, 2003; Mr. Cristiani, 2003; Ms. Kreidel, 2002; Mr. Raimondi, 2002; Mr. Noorda, 2001; and Mr. Yarro, 2001.

     Ms. Kreidel is the daughter of Mr. Noorda. There are no other family relationships among the directors or executive officers of MTI.

     Raymond J. Noorda has served as Chairman of the Board of Directors of the Company since 1987. Mr. Noorda currently serves as the Chairman of Board of The Canopy Group, Inc., the Company's largest stockholder. Mr. Noorda also serves as a member of the Board of Directors of Caldera Systems, Inc., a Linux-based software company. Mr. Noorda served as the President, Chief Executive Officer and Chairman of the Board of Directors of Novell, Inc, from 1986 to 1994. Prior to joining Novell, Inc., Mr. Noorda served as Chief Executive

Officer of Boschert, Inc., a manufacturer of power supplies, from 1980 to 1983, and System Industries, Inc., a manufacturer of storage subsystems, from 1975 to 1980.

     Franz L. Cristiani was appointed Director of the Company in December 2000. From 1976 to 1999, Mr. Cristiani was a partner with Arthur Andersen, specializing in public companies. Mr. Cristiani is presently self employed. Mr. Cristiani has also been a member of the Board of Directors of U.S. Aggregates, Inc. since 1999.

     Val Kreidel was elected a Director of the Company in January 1994. Ms. Kreidel has served as a financial analyst for NFT Ventures, Inc. and DSC Ventures, Inc., private investment companies, since May 1989. From May 1985 to May 1989, Ms. Kreidel served as a Vice President of Atlantic Financial Savings Bank in its Real Estate Loan Department.

     Thomas P. Raimondi, Jr. was named President and Chief Executive Officer of the Company in December 1999 and Vice Chairman of the Board of Directors in April 2001. From July 1998 to December 1999, Mr. Raimondi was the Company's Chief Operating Officer. Mr. Raimondi served as Senior Vice President and General Manager from May 1996 until July 1998 and was Vice President, Strategic Planning, Product Marketing, and Director of Marketing from 1987 until May 1996. Mr. Raimondi joined the Company in 1987. Mr. Raimondi is also a member of the Board of Directors of Caldera Systems, Inc.

     John Repp has been a Director of the Company since January 1998. Mr. Repp has been a consultant to several technology firms, beginning in 1995. From 1989 to 1995, Mr. Repp was the Vice President of Sales for Seagate Technology, Inc., a software developer and manufacturer of disk drives. Prior to joining Seagate, Mr. Repp spent 22 years with Control Data Corporation in various positions in sales and operations.

     Al Melrose has been a director of the Company since April 1999. Mr. Melrose has been a marketing and investor relations consultant to numerous companies since 1994. Prior to 1994, he worked in investor relations and marketing for various companies for approximately 30 years.

     Ralph J. Yarro III was appointed a director of the Company in March 2000. Mr. Yarro has been involved with the Canopy Group, Inc. since April 1995 and is currently Canopy's President, Chief Executive Officer and a member of its Board of Directors. Mr. Yarro is also the Chairman of the Board of Directors of Caldera Systems, Inc.

DIRECTORS' FEES AND OPTIONS

     Each non-employee director received meeting fees of $2,500 per Board meeting attended during the fiscal year ended April 7, 2001, and was reimbursed for expenses incurred in attending Board meetings. The Company's employee directors did not receive cash compensation for serving on the Board of Directors for the fiscal year ended April 7, 2001, but they were reimbursed for expenses incurred in attending Board meetings. Since February 1999, the Company has included each non-employee director with the named executives of the Company in the Company's executive medical plan. During fiscal 2001, the Company paid $0, $0, $6,355, $8,093, $0 and $0 for medical expenses not otherwise covered by insurance for Mr. Cristiani, Mr. Noorda, Ms. Kreidel, Mr. Repp, Mr. Melrose and Mr. Yarro, respectively.

     The Company paid Mr. Cristiani $10,000 during the year ended April 7, 2001 for consulting services related to implementation of new accounting regulations. The Company paid Mr. Repp $12,700 during the year ended April 7, 2001 for consulting services related to the sales process and organizational structure. The Company paid Mr. Melrose $56,930 during the year ended April 7, 2001 for consulting services related to various aspects of the Company's operations, including investor relations, marketing, public relations, and strategic planning and positioning of the Company.

     Since March 2000, the Company has included each non-employee director with the named executives of the Company in the Company's investment and tax planning program. During fiscal 2001, no expenses were reimbursed to or fees incurred on behalf of any director under this program.

     Each non-employee director of the Company is granted a nonqualified option to purchase 10,000 shares of Common Stock under the Directors' Non-Qualified Stock Option Plan (the "Directors' Plan") upon election or appointment to the Board of Directors. In addition, the Directors' Plan provides that each non-employee director who is a director immediately prior to an annual meeting of the Company's stockholders and who continues to be a director after such meeting, provided that such director has served as such for at least one year will be granted an option to purchase 2,500 shares of Common Stock. Ms. Kreidel, Mr. Repp, Mr. Melrose, Mr.

 Noorda each received options to purchase 2,500 shares of Common Stock, which vest monthly over a 12-month period, with an exercise price of $4.125 per share following the Company's 2000 Annual Meeting. Mr. Cristiani received an option to purchase 10,000 shares of Common Stock, which vests 50% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vests each month thereafter, with an exercise price of $6.00 per share following his appointment as director. Each option granted under the Directors' Plan has an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, on April 5, 2001 the Company granted each of Mr. Cristiani, Ms. Kreidel, Mr. Repp, Mr. Melrose, Mr. Noorda and Mr. Yarro options to purchase 50,000 shares of Common Stock with an exercise price of $2.125 per share. Each of these options granted vests 50% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vests each month thereafter.

     In May 2001, the Board of Directors approved the adoption of a 2001 Non-Employee Director Option Program and the termination of the Directors' Plan, subject to approval by the stockholders of the Company at the Annual Meeting. Should Proposals 3 and 4 of this proxy be approved by the stockholders of the Company at the Annual Meeting, the Directors' Plan will terminate and none of the automatic option grants scheduled under the Director's Plan to occur after the 2001 Annual Meeting will occur. Thereafter, automatic grants will take place under the 2001 Non-Employee Director Option Program (see Proposal 4) whereby each non-employee director of the Company will receive a nonqualified option to purchase 50,000 shares of Common Stock upon election or appointment to the Board of Directors. In addition, each non-employee director who is a director immediately prior to an annual meeting of the Company's stockholders and who continues to be a director after such meeting and who has served as a director for at least eleven months will receive 25,000 shares of Common Stock. Any options previously granted under the Directors' Plan prior to the 2001 Annual Meeting will, however, remain in full force and effect.

COMMITTEES OF THE BOARD

     The Company currently has three committees, the Audit Committee, the Compensation Committee and the Nominating Committee. The Company does not have an Executive Committee. The Audit Committee, currently consisting of Mr. Cristiani, Mr. Noorda, Ms. Kreidel, Mr. Repp and Mr. Melrose, recommends the appointment of the independent public accountants of the Company, reviews and approves the scope of the annual audit and reviews the results thereof with the Company's independent accountants. The Audit Committee also assists the Board in fulfilling its fiduciary responsibilities relating to accounting and reporting policies, practices and procedures, and reviews the continuing effectiveness of the Company's business ethics and conflicts of interest policies.

     The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix B to this Proxy Statement. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The Compensation Committee, currently consisting of Mr. Noorda, Ms. Kreidel, Mr. Repp and Mr. Yarro, recommends to the Board of Directors the salaries, bonuses and stock awards received by the officers of the Company. The Compensation Committee is also responsible for administering the Company's Stock Incentive Plan. The Compensation Committee determines the recipients of awards, sets the exercise price of shares granted, and determines the terms, provisions and conditions of all rights granted.

     On June 22, 2000, the Board of Directors established a Nominating Committee. The Nominating Committee, currently consisting of Mr. Raimondi, Mr. Melrose and Mr. Yarro, recommends nominees for positions on the Board of Directors, reviews nominations recommended by stockholders in accordance with the Bylaws and monitors the procedures set forth in the Bylaws for such nominations.

     The Nominating Committee will consider board nominee recommendations by stockholders which are timely submitted in writing to the Company's Secretary, together with biographical and business experience information regarding the nominee and other information that is required by the Company's Bylaws.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2001, the Compensation Committee consisted of Mr. Noorda, Ms. Kreidel, Mr. Repp and Mr. Yarro. None of these persons is or has been an officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks between MTI and other entities involving MTI executive officers and Board members who serve as executive officers of such entities. During fiscal year 2001, Mr. Repp provided sales organization structure and sales compensation plan consulting services to the Company for which he was paid an aggregate of $12,700 for his services.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended April 7, 2001, the Board of Directors met four times. In addition, the Audit Committee and Compensation Committee met two and four times, respectively. There have been no meetings of the Nominating Committee. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees of the Board on which such director served except that Raymond J. Noorda and Val Kreidel each did not attend one meeting of the Audit Committee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that the Company's executive officers and directors file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission ("SEC"). Based solely on its review of the Forms 3, 4 and 5 filed on behalf of its executive officers and directors, as well as written representations from certain individuals that no Forms 5 are required by such individuals, the Company believes that, during the fiscal year ended April 7, 2001, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with pursuant to the SEC rules, except for the following late Form 4 filings: John Repp (August 1998, September 1998 and December 1998), Thomas P. Raimondi, Jr. (September 1999), Richard L. Ruskin (September 1999), Stephanie Braun (November
1999), Al Melrose (February 2000), Gary Scott (February 2000), Frank Yoshino (February 2000), and Ralph J. Yarro III (November 2000). Ralph J. Yarro III amended his March 2000 Form 3 to include the grant of an option that he received under the Directors' Plan upon his appointment to the Board of Directors. The following individuals failed to timely file their Form 3s: Keith Clark, Guy Cheney and Marc Nussbaum. The following individuals failed to timely file their Form 5s to report the grant of stock options they received from the Company:
Thomas P. Raimondi, Jr., Gary Scott, Dale R. Boyd, Richard L. Ruskin, Venki Venkataraman, Frank Yoshino, Stephanie Braun, Chuck Sitzman and Dan Brown.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 23, 2001 by (i) each person known by the Company to own more than 5% of such shares, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of its named executive officers at April 7, 2001, and (iv) all directors and executive officers as a group. As of April 23, 2001, there were 32,356,108 issued and outstanding shares of Common Stock of the Company, not including treasury shares or shares issuable upon exercise of options or warrants. Ownership information has been supplied by the person concerned.

                                                               SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              ---------------------
NAME                                                            NUMBER      PERCENT
----                                                          ----------    -------

The Canopy Group, Inc(2)....................................  14,463,285     44.70%
  333 South 520 West, Suite 300
  Lindon, Utah 84042
FMR Corp.(3)................................................   3,470,000     10.72%
  82 Devonshire Street Boston,
  Massachusetts 02109
Raymond J. Noorda(4)........................................  14,537,452     44.91%
Franz L. Cristiani(5).......................................           0         *
Val Kreidel(6)..............................................      74,167         *
Ralph J. Yarro III(7).......................................  14,648,910     45.03%
John Repp(8)................................................       4,167         *
Al Melrose(9)...............................................      37,355         *
Thomas P. Raimondi, Jr.(10).................................     183,850         *
Paul W. Emery, II (11)......................................       5,000         *
Richard L. Ruskin(12).......................................     114,700         *
Marc Nussbaum(13)...........................................      45,000         *
Keith Clark(14).............................................      80,625         *
All directors and officers as a group (14 persons)(15)......  15,345,634     46.25%

---------------
  *  Less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in this table have sole voting and investment power with respect to all shares.

(2)  Based on Schedule 13D filing on April 25, 2001.

(3) Based on Schedule 13G/A filing on February 14, 2001. FMR Corp. is the parent holding company of, among others, Fidelity Management & Research Company ("Fidelity Management"), a registered investment adviser which acts as investment adviser to various registered investment companies within the Fidelity family of investment funds, including Fidelity Limited International ("Fidelity International"). FMR Corp., Edward C. Johnson 3d, the Chairman of FMR, Abigail P. Johnson, a director of FMR and Fidelity International are deemed to beneficially own shares of the Company held by those funds over which they exercise control. Information with respect to FMR Corp.'s beneficial ownership was derived from FMR Corp.'s February 14, 2001 Amended Statement of Beneficial Ownership.

(4) The address for Mr. Noorda is c/o MTI Technology Corporation, 4905 East La Palma Avenue, Anaheim, California 92807. Represents shares owned by The Canopy Group, Inc. ("Canopy"), 16,667 shares issuable to Mr. Noorda upon exercise of options exercisable within 60 days of April 23, 2001. Mr. Noorda, Chairman of the Board of Directors of the Company, is Chairman of the Board of Canopy. Except for a pecuniary interest, Mr. Noorda disclaims beneficial ownership of all shares held by Canopy.

(5)  Mr. Cristiani was appointed a Director of the Company in December 2000.

(6) Includes 74,167 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(7) The address for Mr. Yarro is c/o MTI Technology Corporation, 4905 East La Palma Avenue, Anaheim, California 92807. Represents shares owned by Canopy. Includes 175,625 shares issuable upon exercise of options and warrants exercisable within 60 days of April 23, 2001. Mr. Yarro is President, Chief Executive Officer and a member of the Board of Directors of Canopy. Except for a pecuniary interest, Mr. Yarro disclaims beneficial ownership of all shares held by Canopy.

(8) Includes 4,167 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(9) Includes 37,355 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(10) Includes 163,350 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(11) Mr. Emery was elected as an officer of the Company on July 10, 2000.

(12) Includes 110,700 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(13) Includes 25,000 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(14) Includes 80,625 shares issuable upon exercise of options exercisable within 60 days of April 23, 2001.

(15) Includes shares held by entities affiliated with directors and executive officers of the Company as described above, including 820,781 shares issuable upon exercise of stock options and warrants exercisable within 60 days of April 23, 2001.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth for each of the Company's last three completed fiscal years the compensation of Thomas P. Raimondi, Jr., the Company's Vice Chairman, President and Chief Executive Officer, and the four most highly compensated executive officers as of the fiscal year end other than Mr. Raimondi whose total annual salary and bonus for the last fiscal year exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                ANNUAL COMPENSATION                           NUMBER OF
                                    ------------------------------------------------------    SECURITIES
                                                                            OTHER ANNUAL      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR       SALARY($)       BONUS($)    COMPENSATION(6)    OPTIONS(#)    COMPENSATION(7)
---------------------------         ----       ---------       --------    ---------------   ------------   ---------------

Thomas P. Raimondi, Jr.(1)          2001        441,346              0           *             400,000          29,363
  President, Chief Executive        2000        303,654              0           *             425,000           4,558
  Officer                           1999        243,978              0           *             125,000             853
Richard L. Ruskin(2)                2001        308,300              0           *             200,000           6,876
  Executive Vice President          2000        243,654         49,999           *             150,000           3,831
Paul W. Emery, II(3)                2001        237,500        100,000        215,718          500,000           4,761
  Chief Operating Officer
Marc Nussbaum(4)                    2001        239,327         50,000           *             275,000           3,376
  Senior Vice President,
  Product Development
Keith Clark(5)                      2001        244,445         19,784           *             175,000           3,209
  Senior Vice President,
  General Manager Europe

---------------
* Amount does not exceed the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the individual.

(1) Mr. Raimondi was appointed President and Chief Executive Officer on December 9, 1999 and Vice Chairman of the Board of Directors in April 2001. Mr. Raimondi cancelled options to purchase 300,000 shares of Common Stock on July 5th, 2000.

(2)  Mr. Ruskin was elected as an officer of the Company on July 20, 1999.

(3) Mr. Emery was elected as an officer of the Company on July 10, 2000. Mr. Emery received a $100,000 signing bonus upon joining the Company in July 2000.

(4) Mr. Nussbaum was elected as an officer of the Company on August 10, 2000. Mr. Nussbaum received a $50,000 signing bonus upon joining the Company in March 2000.

(5)  Mr. Clark was elected as an officer of the Company on June 22, 2000.

(6) Amount presented include relocation charges in the amount of $200,118 for Mr. Emery.

(7) Amounts presented include the dollar value of insurance premiums paid by the Company during the fiscal year 2001 with respect to term life insurance for the benefit of the Named Executive Officers in the amount of $853 for Mr. Raimondi, $1,212 for Mr. Ruskin, $2,202 for Mr. Emery, $1,138 for Mr. Nussbaum and $3,209 for Mr. Clark. In addition, the amounts presented include medical reimbursements to the Named Executive Officers in the amount of $28,510 for Mr. Raimondi, $5,664 for Mr. Ruskin, $2,558 for Mr. Emery and $2,239 for Mr. Nussbaum.

SUMMARY OF OPTION GRANTS

     The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended April 7, 2001 to each of the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                             -------------------------------------------------      VALUE AT ASSUMED
                             NUMBER OF     % TOTAL                                  ANNUAL RATES OF
                             SECURITIES    OPTIONS                                    STOCK PRICE
                             UNDERLYING   GRANTED TO                                  APPRECIATION
                              OPTIONS     EMPLOYEES    EXERCISE                    FOR OPTION TERM(2)
                              GRANTED     IN FISCAL      PRICE      EXPIRATION   ----------------------
NAME                            (#)        YEAR(1)     ($/SH)(1)       DATE         5%($)       10%($)
----                         ----------   ----------   ---------    ----------   ---------    ---------

Thomas P. Raimondi, Jr.....   400,000         7%        $ 3.63       2/20/2011    911,897     2,310,926
Richard L. Ruskin..........   100,000         2%        $ 4.13       9/28/2010    259,419       657,419
                              100,000         2%        $ 2.13        4/5/2011    133,640       338,670
Paul W. Emery, II..........   200,000         4%        $ 5.91       7/12/2010    742,855     1,882,572
                              100,000         2%        $ 4.13       9/28/2010    259,419       657,419
                              200,000         4%        $ 2.13        4/5/2011    267,280       677,340
Marc Nussbaum..............   100,000         2%        $ 9.38       6/22/2010    589,589     1,494,134
                              100,000         2%        $ 4.13       9/28/2010    259,419       657,419
                               75,000         1%        $ 2.13        4/5/2011    100,230       254,003
Keith Clark................    75,000         1%        $ 4.13       9/28/2010    194,564       493,064
                              100,000         2%        $ 2.13        4/5/2011    133,640       338,670

---------------

(1) Based on an aggregate of 5,541,425 options granted to directors and employees of the Company in fiscal year 2001, including the Named Executive Officers.

(2) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the option term.

     Mr. Raimondi's option grant to purchase 400,000 shares at $3.63, which expires February 20, 2011, vests 50% one year after the commencement date of the grant, and one-fourth of the remaining unvested shares subject to the option grant vest each quarter thereafter.

     Mr. Ruskin's option grant to purchase 100,000 shares at $4.13, which expires September 28, 2010, vests 50% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each month thereafter. Mr. Ruskin's option grant to purchase 100,000 shares at $2.13, which expires April 5, 2011, vests 25% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each quarter thereafter.

     Mr. Emery's option grant to purchase 200,000 shares at $5.91, which expires July 12, 2010, vests 50% one year after the commencement date of the grant, and one-fourth of the remaining unvested shares subject to the option grant vest each quarter thereafter. Mr. Emery's option grant to purchase 100,000 shares at $4.13, which expires September 28, 2010, vests 50% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each month thereafter. Mr. Emery's option grant to purchase 200,000 shares at $2.13, which expires April 5, 2011, vests 25% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each quarter thereafter.

     Mr. Nussbaum's option grant to purchase 100,000 shares at $9.38, which expires June 22, 2010, vests 25% one year after the commencement date of the grant, and one- twelfth of the remaining unvested shares subject to the option grant vest each quarter thereafter. Mr. Nussbaum's option grant to purchase 100,000 shares at $4.13, which expires September 28, 2010, vests 25% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each quarter thereafter. Mr. Nussbaum's option grant to purchase 75,000 shares at $2.13, which expires April 5, 2011, vests 25% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each quarter thereafter.

     Mr. Clark's option grant to purchase 75,000 shares at $4.13, which expires September 28, 2010, vests 50% one year after the commencement date of the grant, and one- twelfth of the remaining unvested shares subject to the option grant vest each month thereafter. Mr. Clark's option grant to purchase 100,000 shares at $2.13, which expires April 5, 2011, vests 25% one year after the commencement date of the grant, and one-twelfth of the remaining unvested shares subject to the option grant vest each quarter thereafter.

     All options grants presented within this table have provisions accelerating the vesting in the event of a change in control.

SUMMARY OF OPTIONS EXERCISED

     The following table sets forth information concerning exercises of stock options during the year ended April 7, 2001 by each of the Named Executive Officers and the value of unexercised options at April 7, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS
                                  SHARES                         YEAR END(#)         AT FISCAL YEAR END($)
                                ACQUIRED ON      VALUE      ----------------------   ---------------------
                                 EXERCISE      REALIZED          EXERCISABLE/            EXERCISABLE/
NAME                                (#)        ($)(1)          UNEXERCISABLE            UNEXERCISABLE(2)
----                            -----------    --------     ----------------------   ---------------------

Thomas P. Raimondi, Jr........       0           $  --          163,350/525,000              0/0
Richard L. Ruskin.............       0           $  --          110,700/325,000              0/0
Paul W. Emery, II.............       0           $  --                0/500,000              0/0
Marc Nussbaum.................       0           $  --           25,000/250,000              0/0
Keith Clark...................       0           $  --           74,375/258,125              0/0

---------------

(1) Value realized is based on estimated fair market value of Common Stock on the date of exercise minus the exercise price.

(2) Value is based on estimated fair market value of Common Stock as of April 7, 2001 ($1.9062) minus the exercise price.

SEVERANCE AGREEMENTS

     The Company has entered into Severance Agreements with the following Named Executive Officers: Thomas P. Raimondi, Jr., Rick Ruskin, Paul Emery, Keith Clark, Dale Wight, Ken Simpson and Venki Venkataraman. These agreements have two year terms and are automatically renewable for successive one year terms thereafter. Pursuant to the terms, if the executive's employment with the Company is terminated within twelve months of a change in control of the Company (as defined in the agreement), the executive will receive benefits at the level determined by the reason for such termination. If the termination is for cause (as defined in the agreement), by reason of the executive's disability or death, or by the employee for other than "good reason" (as defined in the agreement), the Company will pay the employee all accrued, unpaid compensation, and, except where terminated by the Company for cause, a pro rata portion of the annual bonus under the bonus plan. If the executive is terminated for any other reason by the Company or the executive terminates his employment with good reason, the Company will pay to the executive (i) all accrued, unpaid compensation, (ii) a pro rata portion of the annual bonus under the bonus plan and (iii) an amount equal to one year of annual base salary and annual bonus under the bonus plan, and, for a period of twelve months following termination, will provide the executive and his dependents medical insurance benefits.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During the fiscal year ended April 7, 2001, the Compensation Committee, consisting of Mr. Noorda, Ms. Kreidel, Mr. Repp and Mr. Yarro, was responsible for establishing and administering the policies that govern the compensation of executive officers, including the Named Executive Officers. The Compensation Committee has furnished the following report on executive compensation:

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee ("Committee") of the Board of Directors reviews and administers the Company's various incentive plans, including the cash compensation levels of members of management, the Company's bonus plan and the Company's stock incentive plans.

     General Compensation Policy. The Committee's fundamental compensation policy is to make a substantial portion of an executive's total potential compensation contingent upon the financial performance of the Company. Accordingly, in addition to each executive's base salary, the Company offers the opportunity for an annual cash bonus, which is tied to the Company's achievement of financial performance goals, and stock option awards to provide incentives to the executive officers through an equity interest of the Company. The Committee believes that the stockholders benefit by aligning the long-term interests of stockholders and employees.

     Base Salary. For the fiscal year 2001, the Committee reviewed the recommendations of the Chief Executive Officer as to proposed base salaries for all executives other than the Chief Executive Officer. Increases in base salaries generally reflect increased responsibilities over the prior fiscal year or strong individual performance in the prior fiscal year.

     The Committee performed an annual review of the base salary of each of the executive officers with reference to the executive's performance, level of responsibility and experience to determine whether the current base salary is appropriate and competitive. The Committee evaluated the reasonableness of the base salary based upon the median salary range paid to executive officers with comparable duties at companies of similar size in the same geographic area in the computer technology industry. No specific quantitative weight was given to any particular performance measurement.

     Cash Bonuses. The Company's Board of Directors approved and implemented a senior management bonus plan ("Bonus Plan") for fiscal 2001. The purpose of this Bonus Plan was to provide an incentive to certain designated senior managers to maximize stockholder value by maximizing operational performance of the Company. Bonus Plan participants included all executive officers of the Company and certain other key senior managers.

     Pursuant to the terms of the Bonus Plan, the criterion for earning a bonus was based solely on the Company's reported net income for fiscal 2001 ("Actual Net Income") being equal to or greater than the consolidated net income as set forth in the Company's fiscal 2001 annual operating plan as approved by the Company's Board of Directors ("AOP Net Income").

     Bonus Plan participants were divided into two groups. The first group consisted of the Chief Operating Officer, those senior managers who directly reported to the Chief Operating Officer and the Chief Financial Officer (collectively referred to as the "Direct Reporting Senior Managers"). The second group was comprised of senior managers who reported to someone other than either the President and Chief Executive Officer or the Chief Operating Officer (collectively referred to as the "Second Senior Managers").

     The Bonus Plan provided for two levels of bonus award categories: a base bonus award ("Base Bonus") and an over-achievement bonus award ("Over-Achievement Bonus"). Base Bonuses were earned if the Company's Actual Net Income, inclusive of all calculated Base Bonus amounts, was equal to the AOP Net Income. The Base Bonus for each Direct Reporting Senior Manager was 15% of his respective annual salary. The Base Bonus for each Secondary Senior Manager was 10% of his respective annual salary. In the event that Actual Net Income, inclusive of the accrued costs of all Base Bonuses, was in excess of the AOP Net Income, a bonus pool was created based on 15% of the first $1,000,000 of Actual Net Income that was in excess of the AOP Net Income, 20% of every dollar greater than $1,000,000 up to $5,000,000 and 25% of every dollar greater than $5,000,000. The bonus pool was divided between the Bonus Plan participant groups based on the following matrix: 9.0% paid to both the Chief Operating Officer and Chief Financial Officer, 7.0% paid to each of the other Direct Reporting Senior Managers, and 5.0% paid to each of the Secondary Senior Managers. However, there were no distributions made from the bonus pool as no bonuses were paid during fiscal 2001.

     Stock Option Awards. The Company has granted stock options under its various stock option plans generally at prices equal to the fair market value of the Company's Common Stock at the date of grant. Grants to executive officers are based on their responsibilities and relative positions in the Company and are considered an integral component of total compensation. The Committee believes the granting of options to be beneficial to stockholders, because it increases management's incentive to enhance stockholder value. Grants were proposed by the Chief Executive Officer and reviewed by the Committee based on the individual's overall performance. No specific quantitative weight was given to any particular performance measure. The Committee believes that stock option grants are necessary to retain and motivate key employees of the Company.

     Chief Executive Officer Compensation. The base salary of the Chief Executive Officer was recommended by the Committee and approved by the Board. The Committee reviewed the salaries of comparable executive officers at companies of similar size and in the same geographic area as the Company and in the computer industry. Mr. Raimondi participated in the same executive compensation plans as those described above for the other executive officers. As is true of the other executive officers, the Committee's policy is to have a large portion of the Chief Executive Officer's compensation based on the Company's financial performance. Mr. Raimondi did not receive a cash bonus for fiscal 2001. Mr. Raimondi was awarded options to purchase 400,000 shares of the Company's Common Stock during fiscal 2001.

     Policy Regarding Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("Section 162(m)") provides that for federal income tax purposes, the otherwise allowable deduction for compensation paid or accrued to a covered employee of a publicly held corporation is limited to no more than $1 million per year. The Company is not presently affected by Section 162(m) because, for the fiscal year ended April 7, 2001, no executive officer's compensation exceeded $1 million, and the Company does not believe that the compensation of any executive officer will exceed $1 million for the 2002 fiscal year. Options granted under the Company's 2001 Stock Incentive Plan will be considered performance-based compensation. As performance-based compensation, compensation attributable to options granted under the Plan and awarded to covered employees will not be subject to the compensation deduction limitations of Section 162(m).

                                               COMPENSATION COMMITTEE

                                               Raymond J. Noorda
                                               Val Kreidel
                                               John Repp
                                               Ralph J. Yarro, III

                            REPORT OF AUDIT COMMITTEE


                                  June 8, 2001


To the Board of Directors:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended April 7, 2001.

         We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 7, 2001.

         We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

                                 Franz Cristiani
                                   Val Kreidel
                                   Al Melrose
                               Raymond J. Noorda
                                    John Repp

                                      * * *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

                         COMPANY STOCK PRICE PERFORMANCE

     The following performance graph assumes an investment of $100 on March 31, 1996 and compares the change to March 31, 2001 in the market prices of the Common Stock with a broad market index (Nasdaq Stock Market -- U.S.) and an industry index (Nasdaq Computer Manufacturer Index). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.


COMPANY STOCK PRICE PERFORMANCE

Assuming an investment of $100.00 on 03/31/1996
(@ closing price of $1.875 on 3/31/1996, we could buy 53.33 shares.)

                MTI TECHNOLOGY CORPORATION                                                   NASDAQ
            ----------------------------------      NASDAQ                                  COMPUTER
            CLOSING       # OF       VALUE OF       STOCK         # OF       VALUE OF     MANUFACTURER       # OF       VALUE OF
DATE         PRICE       SHARES     INVESTMENT    MARKET-US      SHARES     INVESTMENT        INDEX         SHARES     INVESTMENT
----        -------      ------     ----------    ---------      ------     ----------    ------------      ------     ----------
03/96        1.8750      53.33        100.000       361.976    0.27626141     100.00          379.766     0.26332004     100.00
03/97        3.7500      53.33        200.000       402.321    0.27626141     111.15          414.611     0.26332004     109.18
03/98       17.2500      53.33        920.000       609.815    0.27626141     168.47          733.917     0.26332004     193.26
03/99        5.5312      53.33        294.997       823.937    0.27626141     227.62        1,459.934     0.26332004     384.43
03/00       26.3750      53.33      1,406.667     1,532.481    0.27626141     423.37        3,448.135     0.26332004     907.96
03/01        2.3125      53.33        123.333       613.414    0.27626141     169.46        1,103.999     0.26332004     290.71

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On July 27, 1999, the Company entered into an agreement with Caldera, a provider of Linux-based operating systems for businesses, to purchase 5,333,333 shares of common stock of Caldera, approximately 25% of the then outstanding capital stock, for a purchase price of $6,000,000. The Canopy Group, Inc., a major stockholder of the Company, currently owns substantially all of the remaining issued and outstanding shares of Caldera. Raymond J. Noorda, Chairman of the Board of Directors of the Company, is the Chairman of the Board of Directors of Canopy and a member of the Board of Directors of Caldera. In addition, Thomas P. Raimondi, Jr., our President, Chief Executive Officer and Vice Chairman of the Board of Directors is also a member of the Board of Directors of Caldera. Mr. Yarro, a director of our Company, is President, Chief Executive Officer and a member of the Board of Directors of Canopy and is Chairman of the Board of Directors of Caldera.

     During Fiscal 2001, the Company sold goods and services totaling $429,147 to Center 7, Inc., a subsidiary of The Canopy Group, Inc. These sales were made in the ordinary course of business on the Company's standard terms and conditions.

     Members of the Board of Directors also received certain stock options during the year. See "Directors' Fees and Options."

     Mr. Emery, The Company's Chief Operating Officer, was given a loan by the Company for an amount of $125,000, bearing no interest, as a down-payment to purchase his new home in Newport Beach, California. The entire principal amount shall be payable on the close of escrow for the sale of Mr. Emery's home located in Danville, California, or on August 9, 2001, whichever comes first.


                                  PROPOSAL TWO

                        SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has recommended that the stockholders ratify the selection of KPMG LLP to serve as independent auditors for the Company for the fiscal year ending April 6, 2002, or until a successor is appointed.

     KPMG LLP has been the principal certified public accounting firm utilized by the Company since March 1986. During this time, KPMG has examined the Company's consolidated financial statements, made limited reviews of the interim financial reports, reviewed filings with the Securities and Exchange Commission and provided general advice regarding related accounting matters.

     The Audit Committee considered whether KMPG LLP's provision of any professional services other than its audit of the Company's annual financial statements and reviews of quarterly financial statements is compatible with maintaining such auditor's independence.

     Audit Fees. KPMG LLP billed the Company an aggregate of $300,800 for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

     Financial Information Systems Design and Implementation Fees. KPMG LLP billed the Company an aggregate of $0 for financial information systems design and implementation, as defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, rendered during the most recent fiscal year.

     All Other Fees. KPMG LLP billed the Company an aggregate of $174,200 for professional services rendered during the most recent fiscal year, excluding fees for audit services or financial information systems design and implementation.

     The matter is being submitted to the stockholders for approval by the affirmative vote of the holders of record of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THE ADOPTION OF THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED TO THE MEETING:

     RESOLVED, that the stockholders of MTI Technology Corporation hereby ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending April 6, 2002.

     The persons designated in the enclosed proxy will vote your shares FOR ratification of the selection unless instructions to the contrary are indicated in the enclosed proxy.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders to respond to appropriate questions and to make statements should they desire to do so.

                                 PROPOSAL THREE

                                 APPROVAL OF THE
                            2001 STOCK INCENTIVE PLAN

     The Company's stockholders are asked to vote on the proposed adoption of the Company's 2001 Stock Incentive Plan. The 2001 Stock Incentive Plan provides for the issuance of stock options initially covering up to 4,000,000 shares of Common Stock of the Company. The 2001 Stock Incentive Plan also limits the maximum number of shares with respect to which options and stock appreciation rights may be granted to any individual in any fiscal year to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board has concluded that the proposed adoption is in the best interests of the Company and its stockholders. The adoption of the 2001 Stock Incentive Plan will enable the Company to grant options and other awards as needed to retain talented employees and to attract talented new employees. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The 2001 Stock Incentive Plan is intended to enhance the Company's ability to provide individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers. The Company's 1996 Stock Incentive Plan will terminate upon approval of the 2001 Stock Incentive Plan.

     The stock options and other awards granted under this plan increase stockholder value by further aligning the interests of these individuals with the interests of the Company's stockholders, by providing our employees an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance.

     A general description of the principal terms of the 2001 Stock Incentive Plan is set forth below. This description is qualified in its entirety by the terms of the 2001 Stock Incentive Plan, as proposed to be adopted, which is attached to this proxy statement as Exhibit C and is incorporated herein by reference.

        THE BOARD HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE 2001 STOCK
       INCENTIVE PLAN AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF
        THE COMPANY'S COMMON STOCK VOTE FOR APPROVAL OF SUCH PROPOSAL. AN
      ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.


GENERAL DESCRIPTION

     In May 2001, the Board of Directors of the Company adopted the 2001 Stock Incentive Plan, subject to the approval of stockholders at the Annual Meeting. The purpose of the 2001 Stock Incentive Plan is to provide the Company's employees and others who perform substantial services to the Company an incentive, through ownership of the Company's Common Stock, to continue in service to the Company and to help the Company compete effectively with other enterprises for the services of qualified individuals.

     If adopted, an aggregate of 4,000,000 shares of Common Stock will be initially reserved for issuance under the 2001 Stock Incentive Plan and available for grant thereunder, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company. In addition, each

January 1, the aggregate number of shares of Common Stock shall be increased by a number equal to three percent (3%) of the number of shares of Common Stock outstanding as of December 31 of the immediately preceding calendar year. Notwithstanding this, the maximum aggregate number of shares of Common Stock available for grant of incentive stock options shall be 4,000,000 shares, and such number is not subject to annual adjustment.

     As of May 16, 2001, options to purchase 8,298,446 shares of Common Stock were outstanding and 580,106 shares of Common Stock were reserved and available for additional grant under the Company's 1996 Stock Incentive Plan. Following approval of the 2001 Stock Incentive Plan by the stockholders, awards will no longer be granted under the 1996 Stock Incentive Plan, although any outstanding options will remain in effect in accordance with their terms.

     The 2001 Stock Incentive Plan limits the number of options and stock appreciation rights which may be awarded to a participant in any fiscal year to 400,000 shares. However, in connection with his or her initial commencement of services with the Company, a participant in the 2001 Stock Incentive Plan may be granted stock options or stock appreciation rights for up to an additional 600,000 shares, which shall not count against the limit set forth in the previous sentence. The purpose of this limitation is to ensure that any options or stock appreciation rights granted under the 2001 Stock Incentive Plan will qualify as "performance-based compensation" under Code Section 162(m) and therefore be exempt from the compensation deduction limit under Code Section 162(m).

     The Company will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the 2001 Stock Incentive Plan.

SUMMARY OF 2001 STOCK INCENTIVE PLAN

     The principal terms of the 2001 Stock Incentive Plan, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the 2001 Stock Incentive Plan, as proposed to be adopted, a copy of which is attached to this proxy statement as Exhibit C.

     Purpose. The purpose of the 2001 Stock Incentive Plan is to provide the Company's employees and others who perform substantial services to the Company an incentive, through ownership of the Company's Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

     Administration. The 2001 Stock Incentive plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the "Plan Administrator"). The committee, if so appointed, shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The 2001 Stock Incentive Plan authorizes the Plan Administrator to select the employees, directors and consultants of the Company to whom incentive stock options, non-qualified stock options and other awards (collectively "Awards") may be granted and to determine the terms and conditions of any Award. With respect to Awards subject to the Code Section 162(m), the committee will be comprised solely of two or more "outside directors" as defined under Code
Section 162(m) and applicable tax regulations. For grants of Awards to individuals not subject to Rule 16b-3 and Code Section 162(m), the Board of Directors may authorize one or more officers to grant such Awards.

     Subject to applicable laws, the Plan Administrator has the authority, in its discretion, to select employees, directors and consultants to whom Awards may be granted from time to time, to determine whether and to what extent Awards are granted, to determine the number of shares of the Company's Common Stock or the amount of other consideration to be covered by each Award, to approve Award Agreements for use under the 2001 Stock Incentive Plan, to determine the terms and conditions of any Award, to amend the terms of any outstanding Award granted, to construe and interpret the terms of the 2001 Stock Incentive Plan and Awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 2001 Stock Incentive Plan as the Administrator deems appropriate.

     Eligibility. The 2001 Stock Incentive Plan permits the grant of incentive stock options within the meaning of Section 422 of the Code only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than incentive stock options may be granted to employees, directors or consultants of these entities.

     Terms and Conditions of Awards. The Plan Administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the 2001 Stock Incentive Plan and that by its terms involves or might involve the issuance of (i) shares of Common Stock, (ii) an option, stock appreciation right, or similar right with a fixed or variable price related to the fair market value of the Company's Common Stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) any other security with value derived from the value of the Company's Common Stock. Subject to the terms of the 2001 Stock Incentive Plan, the Plan Administrator shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

     Each Award shall be designated in an Award Agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of the Company's Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options.

     The maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year of the Company shall be 400,000 shares. In connection with his or her commencement of continuous services with the Company, a participant may be granted options or stock appreciation rights for up to an additional 600,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Plan Administrator in connection with any change in the Company's capitalization due a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company's common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is cancelled, the cancelled Award shall continue to count against the maximum number of shares of Common Stock with respect to which an Award may be granted to a participant.

     The term of an Award may not be for more than 10 years from date of grant (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company).

     Grants by Plan Administrator. The 2001 Stock Incentive Plan authorizes the Plan Administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. The exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of Awards intended to qualify as performance-based compensation for purposes of Code Section 162(m) shall not be less than 100% of the fair market value on the date the option is granted. Subject to applicable laws, the consideration to be paid for the shares of the Company's Common Stock to be issued upon exercise or purchase of an Award, including method of payment, shall be determined by the Plan Administrator. In addition to any other types of consideration the Plan Administrator may, for example, accept as consideration cash, check, promissory note with such recourse, interest, security and redemption provisions as the Plan Administrator determines to be appropriate, shares of Common Stock, or the like or any combination of the foregoing methods of payment.

     Termination of Employment. An Award may not be exercised after the termination date of such Award as set forth in the Award Agreement. In the event a participant in the 2001 Stock Incentive Plan terminates employment, an Award may be exercised only to the extent provided in the Award Agreement. Where an Award Agreement permits a participant to exercise an Award following termination of employment, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever comes first. Any Award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

     Transferability of Awards. During their lifetime, those who hold incentive stock options cannot transfer these options other than by will or by the laws of descent or distribution. The options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock option in the event of his or her death. Other Awards may be transferred by gift or through a domestic relations order to members of a participant's immediate family to the extent provided for in the Award Agreement or in the manner and to the extent determined by the Plan Administrator.

     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding Awards, the number of shares of Common Stock that have been authorized for issuance under the 2001 Stock Incentive Plan, the exercise or purchase price of each outstanding Award, the maximum number of shares of Common Stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the Plan Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which
Section 424(a) of the Code applies or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

     Corporate Transactions. In the event of a corporate transaction (such as a merger or consolidation in which the Company is not the surviving legal entity, the sale, transfer or other disposition of all or substantially all of the assets of the Company, the approval by the Company's stockholders of any plan or proposal for the liquidation or dissolution of the Company, a reverse merger in which the Company is the surviving legal entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to persons different from those who held the securities immediately prior to such merger, or the acquisition by a person or group of persons of beneficial ownership of securities representing more than fifty percent of the total combined voting power of the Company's outstanding securities) each Award which is at the time outstanding shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options). Effective upon the consummation of the corporate transaction, all outstanding Awards shall terminate. However, all such awards shall not terminate if the Awards are assumed by the successor corporation. In addition, an outstanding Award shall not fully vest and be exercisable and released from such restrictions if the Award is assumed or replaced with a comparable Award by the successor corporation. If an Award is assumed or replaced with a comparable Award by the successor corporation and the continuous service of the grantee is terminated by the successor corporation without cause or voluntarily by the grantee with good reason within twelve months of a corporate transaction, each Award of such grantee shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

       Following a change in control (such as a change in ownership or control effected through the direct or indirect acquisition by any person or related group or persons of beneficial ownership of securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of continuing directors who are not affiliates or associates of the offeror do not recommend such stockholders accept, or a change in the composition of the Board over a period of thirty-six months or less such that a majority of the Board ceases to be comprised of individuals who are continuing directors) and upon the termination of continuous service of a grantee if such continuous service is terminated by the Company without cause or voluntarily by the grantee with good reason within twelve months of a change in control, each Award of such grantee shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

       Effective upon the consummation of a related entity disposition (such as the sale, distribution or other disposition by the Company of all or substantially all of the interests of the Company in any parent, subsidiary or any entity in which the Company, a parent or subsidiary, holds a substantial ownership interest), for purposes of the 2001 Stock Incentive Plan, the continuous service of each grantee who is engaged primarily in the service of the related entity shall be deemed to terminate and each Award of such grantee automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options). However, the continuous service of the grantee shall not be deemed to terminate and an outstanding Award shall not fully vest and be exercisable and released from such restrictions if the Award is assumed or replaced with a comparable Award by the successor entity. If an Award is assumed or replaced with a comparable Award by the successor entity and the continuous service of the grantee is terminated by the successor entity without cause or voluntarily by the grantee with good reason within twelve months of a related entity disposition, each Award of such grantee shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

     Amendment, Suspension or Termination of the 2001 Stock Incentive Plan. The Board may at any time amend, suspend or terminate the 2001 Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company will obtain stockholder approval of any amendment to the 2001 Stock Incentive Plan in such a manner and to such a degree as required. The 2001 Stock Incentive Plan will terminate in July 2011 unless previously terminated by the Board of Directors. Any amendment, suspension or termination of the 2001 Stock Incentive Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if the 2001 Stock Incentive Plan had not been amended, suspended or terminated.

CERTAIN FEDERAL TAX CONSEQUENCES

     The grant of a non-qualified stock option under the 2001 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

     The grant of an incentive stock option under the 2001 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant.

     The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

     The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

     Recipients of restricted stock may make an election under Code Section 83(b) ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

     Recipients of stock appreciation rights generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the Company withholds the appropriate taxes with respect to such income and the individual's total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for more than one year.

     The foregoing summary of the federal income tax consequences of 2001 Stock Incentive Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

NEW PLAN BENEFITS

     No transactions will be made under the 2001 Stock Incentive Plan unless and until the 2001 Stock Incentive Plan is approved by the stockholders at the Annual Meeting. The number of grants, if any, to be made after approval of the 2001 Stock Incentive Plan to specific employees or groups thereof, cannot currently be determined. However, the 2001 Stock

Incentive Plan does not provide for automatic option grants to the Company's non-employee directors. See "Proposal 4: Approval of the 2001 Non-Employee Director Option Program."

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the adoption of the 2001 Stock Incentive Plan. If such approval is obtained, the 2001 Stock Incentive Plan will become effective upon the date of the Annual Meeting. Should such stockholder approval not be obtained, then the 2001 Stock Incentive Plan will not become effective.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED ADOPTION OF THE 2001 STOCK INCENTIVE PLAN. AN ABSTENTION WILL HAVE THE
                   SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                  PROPOSAL FOUR

                                 APPROVAL OF THE
                    2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

     The Company's stockholders are asked to vote on the proposed adoption of the Company's 2001 Non-Employee Director Option Program (the "Program") to be established as a separate program under the 2001 Stock Incentive Plan for automatic grants to non-employee directors. The Board has concluded that the proposed adoption is in the best interests of the Company and its stockholders. The adoption of the Program will enable the Company to attract and retain directors who are not employees through a program of automatic option grants. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The Company's 1996 Directors' Non-Qualified Stock Option Plan will terminate upon approval of the Program by the Company's stockholders.

     The stock options granted under this Program increase stockholder value by enhancing the ability of the Company to attract and retain directors who are not employees, by providing non-employee directors an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance.

     A general description of the principal terms of the Program is set forth below. This description is qualified in its entirety by the terms of the Program, as proposed to be adopted, which is attached to this proxy statement as Exhibit D and is incorporated herein by reference.

    THE BOARD HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE 2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES
      OF THE COMPANY'S COMMON STOCK VOTE FOR APPROVAL OF SUCH PROPOSAL. AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

GENERAL DESCRIPTION

     In May 2001, the Board of Directors of the Company adopted the Program, subject to the approval of stockholders at the Annual Meeting. The Program establishes an automatic option grant program for the grant of options to non-employee directors. The purpose of the Program is to provide the Company's non-employee directors an incentive, through ownership of the Company's Common Stock, to continue in service to the Company and to help the Company compete effectively with other enterprises for the services of qualified individuals.

SUMMARY OF 2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

     The principal terms of the Program, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the Program, as proposed to be adopted, a copy of which is attached to this proxy statement as Exhibit D.

     The Program will be administered as part of the 2001 Stock Incentive Plan and is subject to the terms and conditions of the 2001 Stock Incentive Plan. The Program was approved by the Board of Directors in May 2001 and is effective upon approval by the stockholders of the Company. No option will be granted under the Program until that time.

     Purpose. The purpose of the Program is to enhance the Company's ability to attract and retain the best available non-employee directors, to provide them additional incentives and, therefore, to promote the success of the Company. The Program establishes an automatic option grant program for the grant of non-qualified stock options to non-employee directors (currently consisting of Franz L. Cristiani, Val Kreidel, Al Melrose, Raymond J. Noorda, John Repp and Ralph J. Yarro, III in the event they are reelected). Under the Program, each non-employee director first elected to the Board of Directors following the effective date of the 2001 Stock Incentive Plan will automatically be granted an option to acquire 50,000 shares of Common Stock at an exercise price per share equal to the fair market value of Common Stock on the date of grant. These options will vest and become exercisable in three equal installments on each anniversary of the grant date. Upon the date of each annual stockholders' meeting, each non-employee director who has been a member of the Board of Directors for at least 11 months prior to the date of the stockholders' meeting will receive an automatic grant of options to acquire 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant. These options will vest and become exercisable in three equal installments on each anniversary of the grant date.

     Administration. If approved, the Program will be administered by the Board or a committee designated by the Board so that such options would be exempt from
Section 16(b) of the Exchange Act. The Program Administrator shall determine the terms and conditions of options, and construe and interpret the terms of the Program and options granted under the Program. Non-employee directors may also be granted additional incentives, subject to the discretion of the Board or a committee of the Board.

     Corporate Transactions. In the event of a corporate transaction (such as a merger or consolidation in which the Company is not the surviving legal entity, the sale, transfer or other disposition of all or substantially all of the assets of the Company, the approval by the Company's stockholders of any plan or proposal for the liquidation or dissolution of the Company, a reverse merger in which the Company is the surviving legal entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to persons different from those who held the securities immediately prior to such merger, or the acquisition by a person or group of persons of beneficial ownership of securities representing more than fifty percent of the total combined voting power of the Company's outstanding securities) or a change in control (such as a change in ownership or control effected through the direct or indirect acquisition by any person or related group or persons of beneficial ownership of securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of continuing directors who are not affiliates or associates of the offeror do not recommend such stockholders accept, or a change in the composition of the Board over a period of thirty-six months or less such that a majority of the Board ceases to be comprised of individuals who are continuing directors), as specified in the 2001 Stock Incentive Plan, each option which is at the time outstanding under the Program automatically shall become fully vested and exercisable immediately.

     Amendment, Suspension or Termination of the Program. Unless terminated sooner, the Program will terminate automatically in July 2011 when the 2001 Stock Incentive Plan terminates. The Board of Directors has the authority to amend, suspend or terminate the Program provided that no such action may affect options to non-employee directors previously granted under the Program unless agreed to by the affected non-employee directors.

CERTAIN FEDERAL TAX CONSEQUENCES

     The grant of a non-qualified stock option under the 2001 Stock Incentive Plan pursuant to the Program will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of an non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

     The foregoing summary of the federal income tax consequences of Program transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

NEW PLAN BENEFITS

     No grants will be made under the Program unless and until the stockholders approve the Program at the Annual Meeting. Due to the fact that (1) option grants to non-employee directors under the Program, if approved, will be based on annual service on the Board of Directors, (2) directors are each subject to election by the stockholders, (3) although currently elected to three year terms, directors sometimes terminate their service on the Board of Directors prior to the end of their terms and new directors from time to time join the Board to fill vacancies and (4) the size of the Board itself may vary, any future benefits to be received under the Program by any specified directors cannot be determined.

     The following table states the amounts which would have been received during fiscal year 2001 by all current directors of the Company who are not executive officers (as a group) had the Program been in place and effective during the 2001 fiscal year.

                                NEW PLAN BENEFITS
                    2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

      NAME AND POSITION(1)         DOLLAR VALUE(2)            NUMBER OF UNITS
Non-Executive Director Group(3)       $721,875                    175,000

     (1) Only the Company's non-employee directors will be eligible to participate in the Program.

     (2) Dollar value of the options granted, had the Program been in place in fiscal year 2001, is based on the exercise price per share of Common Stock on the date the options would have been granted ($4.125). The exercise price under the Program is one hundred percent (100%) of the fair market value per share of Common Stock on the date of grant.

     (3) Had the Program been in place during fiscal year 2001, the following current non-employee directors of the Company would have each received options to purchase twenty-five thousand (25,000) shares of Common Stock: Val Kreidel, Al Melrose, Raymond J. Noorda and John Repp.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the adoption of the Program. If such approval is obtained, the Program will become effective upon the date of the Annual Meeting. Should such stockholder approval not be obtained, then the Program will not become effective.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED
          ADOPTION OF THE 2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM. AN
      ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.


                                  PROPOSAL FIVE

                                 APPROVAL OF THE
                        2001 EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are asked to act upon a proposed adoption of the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated parents or subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage employees to share in the ownership of the Company. If adopted, an aggregate of 1,200,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company.

     A general description of the principal terms of the Stock Purchase Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Purchase Plan, as proposed to be adopted, which is attached to this proxy statement as Exhibit E and is incorporated herein by reference.

   THE BOARD HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE 2001 EMPLOYEE STOCK
     PURCHASE PLAN AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF THE
          COMPANY'S COMMON STOCK VOTE FOR APPROVAL OF SUCH PROPOSAL. AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

GENERAL DESCRIPTION

     In May 2001, the Board of Directors of the Company adopted the Stock Purchase Plan, subject to the approval of stockholders at the Annual Meeting. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated parents or subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Stock Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the Code). The provisions of the Stock Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The Company's 1994 Employee Stock Purchase Plan will be terminated upon approval by the Company's stockholders of the 2001 Employee Stock Purchase Plan.

     If adopted, an aggregate of 1,200,000 shares of the Company's Common Stock will be reserved for issuance under the Stock Purchase Plan and available for purchase thereunder, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company.

SUMMARY OF 2001 EMPLOYEE STOCK PURCHASE PLAN

     The principal terms of the Stock Purchase Plan, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the Stock Purchase Plan, as proposed to be adopted, a copy of which is attached to this proxy statement as Exhibit E.

     Purpose. The purpose of the Stock Purchase Plan is to provide employees of the Company and its designated parents or subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, and to thereby encourage such individuals to share in the ownership of the Company.

     Administration. The Stock Purchase Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the "Plan Administrator"). The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Stock Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the Stock Purchase Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan.

     Eligibility. All employees of the Company, and its designated parents or subsidiaries, whose customary employment is for more than 5 months in any calendar year and more than 20 hours per week are eligible to participate in the Stock Purchase Plan. Employees subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Stock Purchase Plan are not eligible to participate. Employees who have completed fewer than one (1) month of service with the Company also are not eligible to participate. In addition, no employee will be granted an option under the Stock Purchase Plan if, (i) immediately after the grant, such employee, taking into account stock owned by any other person whose stock would be attributed to such employee pursuant to section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its designated parents or subsidiaries, or (ii) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company and its parent or subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock, determined at the fair market value of the shares at the time such option is granted, for each calendar year in which such option is outstanding at any time.

     Purchase of Shares. The Stock Purchase Plan designates Offer Periods, Purchase Periods and Exercise Dates. Initially, the Stock Purchase Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing each January 1 and July 1, except that the initial Offer Period shall commence on July 11, 2001 and shall end on June 30, 2003. Purchase Periods generally commence on the first day of each Offer Period and terminate on the next following June 30 or December 31 respectively; provided, however, that the first Purchase Period shall commence on July 11, 2001 and shall end on December 31, 2001. On the first day of each Offer Period, a participating employee is granted a purchase right which is a form of option to be automatically exercised in successive installments on the last day of each Purchase Period within the Offer Period. When the purchase right is exercised, the employee's withheld salary is used to purchase shares of Common Stock of the Company. The price per share at which shares of Common Stock are to be purchased under the Stock Purchase Plan during any Purchase Period is eighty-five percent (85%) of the fair market value of the Common Stock on the first day of the Offer Period or eighty-five percent (85%) of the fair market value of the Common Stock on the last day of the Purchase Period, whichever is lower. If there is a change in the capitalization during an Offer Period due, for example, to a stock split, stock dividend or stock reclassification, the price per share on the first day of the Offer Period is proportionally increased or decreased. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the participant, if the participant withdraws from the Stock Purchase Plan. Payroll deductions may range from one percent (1%) to ten percent (10%) in whole percentage increments of an employee's regular base pay, exclusive of overtime, bonuses, shift-premiums or commissions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant's payroll deductions may be decreased to zero percent (0%).

     Withdrawal. A participant may either (i) withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Stock Purchase Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the participant's option under the Stock Purchase Plan. If a participant elects withdrawal alternative (i), all of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, the participant's option for the Offer Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a participant elects withdrawal alternative (ii), no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the participant's payroll deductions credited to the participant's account will be applied to the exercise of the participant's option on the last day of that Purchase Period and after that date, the participant's option for the Offer Period will be automatically terminated. If a participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the participant delivers to the Company a new subscription agreement.

     Termination of Employment. Upon termination of a participant's employment relationship, at a time more than three (3) months from the last day of the current Purchase Period, the payroll deductions credited to such participant's account during the Offer Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated. Upon termination of a participant's employment relationship within three (3) months of the last day of the current Purchase Period, the payroll deductions credited to such participant's account during the Offer Period, but not yet used to exercise the option, will be applied to the purchase of Common Stock on the last day of the current Purchase Period, unless the participant, or in the case of participant's death, the person or persons entitled to the participant's account balance, withdraws from the Stock Purchase Plan. In such a case, no further payroll deductions will be credited to the participant's account following the participant's termination of employment and the participant's option under the Stock Purchase Plan will be automatically terminated after the purchase of Common Stock on the last day of the current Purchase Period.

     Death. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Stock Purchase Plan who is living at the time of such participant's death, the Company shall deliver shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed to the knowledge of the Company, then the Company shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Plan Administrator) of the participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the participant, such distribution to be made by the law of descent and distribution.

     Nontransferability of Options. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option to receive shares under the

Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as discussed above. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offer Period as discussed above.

     Adjustments; Dissolutions; Mergers and Asset Sales. In the event of any change in the Company's capitalization, such as a stock split or dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Stock Purchase Plan and the price per share covered by each outstanding option. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company will not be the surviving corporation (except for a reorganization effectuated primarily to change the state in which the Company is incorporated), a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, or an acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Plan Administrator determines shall not be treated as such an event, each option under the Stock Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new exercise date or an earlier date for termination of the Offer Period (the "New Exercise Date"). If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a sale of assets, merger or acquisition of securities as described above, the Plan Administrator shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for the participant's option has been changed to the New Exercise Date and that either (i) the participant's option will be exercised automatically on the New Exercise Date or (ii) the Company will pay to the participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Plan Administrator that is equal to the difference in the fair market value of the shares subject to the option and the purchase price due had the participant's option been exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offer Period.

     Amendment and Termination of the Stock Purchase Plan. The Plan Administrator may amend the Stock Purchase Plan at any time or from time to time or may terminate the Stock Purchase Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Stock Purchase Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Plan Administrator or stockholders may alter or impair any option previously granted under the Stock Purchase Plan without the consent of affected participants. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, change the length of subsequent Offer Periods, determine whether subsequent Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Stock Purchase Plan. In any event, the Stock Purchase Plan shall terminate ten
(10) years from the date on which the Stock Purchase Plan becomes effective.

CERTAIN FEDERAL TAX INFORMATION

     A participant who disposes of any shares received pursuant to the Stock Purchase Plan within two years after the enrollment date (which is the first day of the Offer Period during which the participant purchased such shares) or within one year after the exercise date (which is the date the shares are purchased), (a "disqualifying disposition") will be treated for federal income tax purposes as having received ordinary income at the time of such disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to the participant over the price which the participant paid for the shares. A participant who disposes of any shares received pursuant to the Stock Purchase Plan at any time after the expiration of the 2-year and 1-year holding periods described above, will be treated for federal income tax purposes as having received income only at the time of such disposition, and such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
(i) the excess of the fair market value of the shares at the time of such disposition over the purchase price which the participant paid for the shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by a participant in the event of a disqualifying disposition with respect to shares acquired upon exercise of an option. Otherwise, the Company will not be entitled to a tax deduction with respect to the optionee's disposition of the purchased shares. The foregoing summary of the federal income tax consequences of Stock Purchase Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

NEW PLAN BENEFITS

     No transactions will be made under the Stock Purchase Plan unless and until the Stock Purchase Plan is approved by the stockholders at the Annual Meeting. The number of purchases, if any, to be made after approval of the Stock Purchase Plan to specific employees or groups thereof, cannot currently be determined.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the adoption of the Stock Purchase Plan. If such approval is obtained, the Stock Purchase Plan will become effective upon the date of the Annual Meeting. Should such stockholder approval not be obtained, then the Stock Purchase Plan will not become effective and the prior stock purchase plan will remain in effect.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
       OF THE PROPOSED ADOPTION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

    AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.



                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED APRIL 7, 2001 AS FILED WITH THE SEC WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, MTI TECHNOLOGY CORPORATION, 4905 EAST LA PALMA AVENUE, ANAHEIM, CALIFORNIA 92807.


                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Stockholders who may wish to present proposals for inclusion in the Company's proxy materials in connection with the 2002 Annual Meeting of Stockholders must submit such proposals in writing to the Secretary at the address shown at the top of page one not later than March 13, 2002. In addition, to be properly considered at the 2002 Annual Meeting of Stockholders, notice of any stockholder proposals must be given to the Company's Secretary in writing not less than 30 nor more than 60 days prior to the meeting; provided, that in the event that less than 40 days notice of the meeting date is given to stockholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of the annual meeting date was mailed or publicly disclosed. A stockholder's notice to the Secretary must set forth for each matter proposed to be brought before the 2002 Annual Meeting (a) a brief description of the matter the stockholder proposes to bring before the annual meeting, (b) the name and home address of the stockholder proposing such business, (c) the class and number of shares of Common Stock beneficially owned by such stockholder, and (d) any material interest of such stockholder in such business.


                                         By Order of the Board of Directors

                                         /s/ THOMAS P. RAIMONDI, JR.
                                         --------------------------------------
                                             Thomas P. Raimondi, Jr.
                                             Vice Chairman, President and Chief
                                             Executive Officer


Anaheim, California
June 11, 2001

                                  APPENDIX "A"

                                      PROXY

                           MTI TECHNOLOGY CORPORATION
              4905 EAST LA PALMA AVENUE, ANAHEIM, CALIFORNIA 92807

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
             MTI TECHNOLOGY CORPORATION TO BE HELD ON JULY 11, 2001.

     The undersigned hereby appoints Thomas P. Raimondi, Jr. and Paul W. Emery, II, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of MTI Technology Corporation (the "Company") to be held at the Company's offices, 4905 East La Palma Avenue, Anaheim, California 92807, on July 11, 2001, at 10:00 a.m. local time, and at any and all adjournments thereof, and to vote all Common Stock of the Company, as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.

See reverse side  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) See reverse side

[X]  Please mark
     your votes as
     in this example

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR APPROVAL OF PROPOSALS 2, 3, 4 AND 5. THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS: Nominees: Raymond J. Noorda and Ralph J. Yarro III

   [ ] ___________________________            FOR        WITHHELD
       For all nominees except as             [ ]          [ ]
       noted above

2. Ratification of Selection of               FOR        AGAINST         ABSTAIN
   KPMG LLP as the Company's                  [ ]          [ ]             [ ]
   independent auditors for
   fiscal year 2002.

3. Approval of 2001 Stock                     FOR        AGAINST         ABSTAIN
   Incentive Plan.                            [ ]          [ ]             [ ]

4. Approval of 2001 Non-Employee              FOR        AGAINST         ABSTAIN
   Director Option Program                    [ ]          [ ]             [ ]

5. Approval of 2001  Employee                 FOR        AGAINST         ABSTAIN
   Stock Purchase Plan.                       [ ]          [ ]             [ ]


THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2001 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:___________________________________          Date:____________

Signature:___________________________________          Date:____________

             [TO BE REVISED ON RECEIPT OF FINAL FORM OF PROXY CARD]

                                  APPENDIX "B"
                           MTI TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER

                           MTI TECHNOLOGY CORPORATION

                             AUDIT COMMITTEE CHARTER


PURPOSE-

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The Committee reviews the financial reporting process, the Company's system of internal controls and its accounting policies and procedures. The Audit Committee reviews the audit process and oversees the relationship with our independent auditors. The Audit Committee maintains an open line of communication with the auditors and with financial management.

     The Audit Committee believes that the policies and procedures contained in this Charter should remain flexible to enable it to react to changing business and regulatory conditions.

ORGANIZATIONS-

     The Audit Committee will consist of at least three outside directors (those directors who are not officers or employees of MTI Technology or its subsidiaries). The members of the Audit Committee should be independent of management and free of any relationship that would interfere with the exercise of independent judgment.

     The members of the Audit Committee must be financially literate; at least one member must have accounting or financial management expertise. The MTI Technology Board of Directors reviews and approves the qualification and independence of directors for service on the Audit Committee.

ROLES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE-

1. Review the financial sections of our Annual Report on form 10-K prior to its release to shareholders and filing with the Securities and Exchange Commission (SEC). This review should include discussions with senior financial management and the independent auditors as to the accounting principles used and their quality and significant assumptions, estimates and judgments used in preparing the Company's financial statements.

2. Review any significant changes in accounting principles or developments in accounting practices.

3. Select, evaluate and nominate the independent auditors to be proposed for ratification in the Company's proxy statement. Recommend to the Board of Directors the appointment of the independent auditors. Ensure that the independent auditor is accountable to the Audit Committee and Board of Directors.

4. Annually, review and approve the audit and non-audit fees and services provided by the independent auditors.

5. Annually, review the independence of the Company's auditors. In that connection, review the independent auditors report of the relationship between it and the Company and any relationships or services that may impact the objectivity and independence of the Company's independent auditors.

6. Assess the effectiveness of the audit process through regularly scheduled meetings with the independent auditors. At least annually, meet privately with the independent auditors.

7. Review the scope of the independent auditors' proposed audit for the current year and review the annual auditors' report which is subsequently produced.

TIMING-

     It is expected that the Audit Committee will meet at least three times per year, including a pre-audit and post-audit meeting with the independent auditors to discuss audit planning and audit results.

     Management, the independent auditors and at a minimum the Chairman of the Audit Committee will have a quarterly discussion prior to the release of quarterly results-with emphasis on the quality of earnings and the results of the quarterly reviews performed by the independent auditors.

                                  APPENDIX "C"
                           MTI TECHNOLOGY CORPORATION
                            2001 STOCK INCENTIVE PLAN

                           MTI TECHNOLOGY CORPORATION
                            2001 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

          (d) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

          (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (f)  "Board" means the Board of Directors of the Company.

          (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related

Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

          (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (i)  "Code" means the Internal Revenue Code of 1986, as amended.

          (j) "Committee" means any committee appointed by the Board to administer the Plan.

          (k)  "Common Stock" means the common stock of the Company.

          (l) "Company" means MTI Technology Corporation, a Delaware corporation.

          (m) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

          (p)  "Corporate Transaction" means any of the following transactions:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

               (iii) approval by the Company's shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

               (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

          (q) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

          (r) "Director" means a member of the Board or the board of directors of any Related Entity.

          (s) "Disability" means a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

          (t) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

          (u) "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (x) "Good Reason" means the occurrence after a Corporate Transaction, Change in Control or Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee's non-acquiescence within 30 days of the effective time of such event or condition):

               (i) a change in the Grantee's responsibilities or duties which represents a material and substantial diminution in the Grantee's responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition;

               (ii) a reduction in the Grantee's base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter; or

               (iii) requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee's job location or residence prior to the Corporate Transaction, Change in Control or Related Entity Disposition except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction, Change in Control or Related Entity Disposition.

          (y) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

          (z) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

          (aa) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (bb) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (cc) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (dd) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

          (ee) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ff) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

          (gg) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

          (hh) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

          (ii) "Plan" means this 2001 Stock Incentive Plan.

          (jj) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          (kk) "Related Entity Disposition" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

          (ll) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (mm) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (nn) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

          (oo) "Share" means a share of the Common Stock.

          (pp) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.

          (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards initially shall be 4,000,000 Shares, and commencing with the first business day of each calendar year thereafter beginning with January 2, 2002, such maximum aggregate number of Shares shall be increased by a number equal to three percent (3%) of the number of Shares outstanding as of December 31 of the immediately preceding calendar year. Notwithstanding the foregoing, subject to the provisions of
Section 10, below, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 4,000,000 Shares, and such number shall not be subject to annual adjustment as described above. Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to all Awards of Restricted Stock is 4,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

          (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.

          (a)  Plan Administrator.

               (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

               (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

               (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Awards are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

               (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

               (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6.   Terms and Conditions of Awards.

          (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market

Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

          (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

          (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be 400,000 Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 600,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

          (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

          (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

          (k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the

Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

          (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     7.   Award Exercise or Purchase Price, Consideration and Taxes.

          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

               (i)   In the case of an Incentive Stock Option:

                     (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                     (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

               (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iv) In the case of other Awards, such price as is determined by the Administrator.

               (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock

Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i)   cash;

               (ii)  check;

               (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

               (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

               (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

               (vi)  any combination of the foregoing methods of payment.

          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

     8.   Exercise of Award.

          (a)  Procedure for Exercise; Rights as a Stockholder.

               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

          (b)  Exercise of Award Following Termination of Continuous Service.

               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

               (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

     9.   Conditions Upon Issuance of Shares.

          (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no

Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11. Corporate Transactions/Change in Control/Related Entity Dispositions. Except as may be provided in an Award Agreement:

          (a) In the event of any Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if the Awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof. In addition, an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof or
(ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer corporation for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Corporate Transaction. The determination of Award comparability above shall be made by the Administrator.

          (b) Following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately upon the termination of such Continuous Service.

          (c) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent. In addition, such Continuous Service shall not be deemed to terminate and an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Related Entity Disposition, either to be assumed by the successor entity or its parent or to be replaced with a comparable Award with respect to interests in the successor entity or its parent or (ii) such Award is to be replaced with a cash incentive program of the successor entity which preserves the compensation element of such Award existing at the time of the Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer entity for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition. The determination of Award comparability above shall be made by the Administrator.

          (d)  The portion of any Incentive Stock Option accelerated under this
Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the later to occur of its adoption by the Board and its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13.  Amendment, Suspension or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14.  Reservation of Shares.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

                                  APPENDIX "D"
                           MTI TECHNOLOGY CORPORATION
                    2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

                           MTI TECHNOLOGY CORPORATION
                    2001 NON-EMPLOYEE DIRECTOR OPTION PROGRAM


                                    ARTICLE I
                    ESTABLISHMENT AND PURPOSE OF THE PROGRAM


1.01  ESTABLISHMENT OF PROGRAM

The MTI Technology Corporation 2001 Non-Employee Director Option Program (the "Program") is adopted pursuant to the MTI Technology Corporation 2001 Stock Incentive Plan (the "Plan") and, in addition to the terms and conditions set forth below, is subject to the provisions of the Plan.

1.02  PURPOSE OF PROGRAM

The purpose of the Program is to enhance the ability of the Company to attract and retain directors who are not Employees ("Non-Employee Directors") through a program of automatic Option grants.

1.03  EFFECTIVE DATE OF THE PROGRAM

The Program is effective as of the July 12, 2001 (the "Effective Date").


                                   ARTICLE II
                                   DEFINITIONS

Capitalized terms in this Program, unless otherwise defined herein, have the meaning given to them in the Plan.


                                   ARTICLE III
                                  OPTION TERMS

3.01  DATE OF GRANT AND NUMBER OF SHARES

A Non-Qualified Stock Option to purchase fifty thousand (50,000) shares of Common Stock shall be granted ("Initial Grant") to each Non-Employee Director, such Initial Grant to be made to Non-Employee Directors elected or appointed to the Board after the Effective Date upon the date each such Non-Employee Director first becomes a Non-Employee Director. Directors serving in office as of April 4, 2001 shall not be eligible for an Initial Grant. In addition, immediately following each annual meeting of the Company's stockholders commencing with the annual meeting of the Company's stockholders in 2002, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted a Non-Qualified Stock Option to purchase twenty-five thousand (25,000) shares of Common Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least eleven (11) months. Each such Subsequent Grant shall be made on the date of the annual stockholders' meeting in question.

3.02  VESTING

Each Option under the Program shall vest and become exercisable as to one-third (1/3) of the shares of Common Stock subject to the Option twelve (12) months after the grant date and an additional one-third (1/3) of the shares of Common Stock subject to the Option shall vest on each yearly anniversary of the grant date thereafter, such that the Option will be fully exercisable three (3) years after its date of grant.

3.03  EXERCISE PRICE

The exercise price per share of Common Stock of each Initial Grant and Subsequent Grant shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

3.04  CORPORATE TRANSACTION/CHANGE IN CONTROL

(a) In the event of a Corporate Transaction, each Option which is at the time outstanding under the Program automatically shall become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Program shall terminate. However, all such Options shall not terminate if the Options are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Program automatically shall become fully vested and exercisable, immediately prior to the specified effective date of such Change in Control. Each such Option shall remain so exercisable until the expiration or sooner termination of the applicable Option term.

3.05  OTHER TERMS

The Administrator shall determine the remaining terms and conditions of the Options awarded under the Program.

                                  APPENDIX "E"
                           MTI TECHNOLOGY CORPORATION
                        2001 Employee Stock Purchase Plan

                           MTI TECHNOLOGY CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN


      The following constitute the provisions of the 2001 Employee Stock Purchase Plan of MTI Technology Corporation.

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.  Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (b) "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

          (c)  "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.

          (f)  "Common Stock" means the common stock of the Company.

          (g) "Company" means MTI Technology Corporation, a Delaware corporation.

          (h) "Compensation" means an Employee's base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section

401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (i)  "Corporate Transaction" means any of the following transactions:

               (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

               (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (4) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
          Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction

          (j) "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

          (k) "Effective Date" means July 11, 2001 However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (l) "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first
(91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

          (m)  "Enrollment Date" means the first day of each Offer Period.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o)  "Exercise Date" means the last day of each Purchase Period.

          (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (1) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a share of Common Stock on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Common Stock on the Nasdaq Small Cap Market on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (2) In the absence of an established market of the type described in (1), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (q)  "Offer Period" means an Offer Period established pursuant to
Section 4 hereof.

          (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

          (t)  "Plan" means this Employee Stock Purchase Plan.

          (u) "Purchase Period" means a period of approximately six months, commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on December 31, 2001.

          (v) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (w) "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Eligibility.

          (a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

          (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

          (c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than one month; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

     4.   Offer Periods.

          (a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing each January 1 and July 1 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on June 30, 2003).

          (b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

          (c) If on the first day of any Purchase Period in an Offer Period in which a Participant is participating, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Participant is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

          (d) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

     5.   Participation.

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

          (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

     6.   Payroll Deductions.

          (a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period.

          (b) All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

     7. Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) ten thousand (10,000) shares of the Common Stock, subject to adjustment as provided in
Section 18 hereof; provided (i) that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any Purchase Period shall be two thousand (2,500) shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

     8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

     9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

     10.  Withdrawal; Termination of Employment.

          (a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. If the Participant elects withdrawal alternative (i) described above, all of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon termination of a Participant's employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated. Upon termination of a Participant's employment relationship (as described in Section 2(k)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with subsection
(a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be


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

automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

     11. Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

     12.  Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section
18. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.

          (b) A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13. Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

     14.  Designation of Beneficiary.

          (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares


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

and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

     15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 9.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization; Corporate Transactions.

          (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

          (b) Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or


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

subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that either:

          (i) the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

          (ii) the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the difference in the Fair Market Value of the shares subject to the option and the Purchase Price due had the Participant's option been exercised automatically under Subsection (b)(i) above.

          For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

     19.  Amendment or Termination.

          (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one ore more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable
Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than

U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

     22. Term of Plan. The Plan shall become effective upon the later to occur of its adoption by the Board and its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

     23. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

     24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

     25. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or


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

any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     27. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     28. Dispute Resolution. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Orange) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this
Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.


                                       12